Exhibit 10.18

AMENDMENT

TO

PHARMACY DISTRIBUTION AND SERVICES AGREEMENT

THIS AMENDMENT TO PHARMACY DISTRIBUTION AND SERVICES AGREEMENT (“Amendment”) is made effective June 1, 2016 (“Effective Date”) between: CELGENE CORPORATION, 86 Morris Avenue, Summit NJ 07901 (together with its subsidiaries and affiliates, hereinafter collectively “Celgene”) and Diplomat Pharmacy Inc dba Diplomat Specialty Pharmacy,  4100 South Saginaw Street, Flint, MI  48507 (hereinafter, “Pharmacy”).

WHEREAS, Celgene and Pharmacy are all of the parties to that certain Pharmacy Distribution and Services Agreement dated July 1, 2013 (the “PDSA”) and wish to amend the PDSA.

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree as follows:

1.                                      AMENDMENT.  The first sentence of Section 12.1 of the PDSA which reads “This Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Section 12, shall continue in effect for an initial term ending on June 30, 2016.” is hereby deleted and replaced with:

This Agreement shall be effective on the Effective Date and, unless terminated in accordance with Section 12, shall continue for a term ending on June 30, 2017.

2.                                      NO OTHER CHANGES.  Except as amended by Section 1 above, there are no other amendments to PDSA at this time, and the PDSA as previously amended remains is in full force and effect, valid in accordance with its terms.

IN WITNESS WHEREOF, the parties hereby execute and enter into this Amendment as of the Effective Date first written above.

THIS AMENDMENT MUST BE EXECUTED, RETURNED TO, AND RECEIVED BY, CELGENE BY 12:00 NOON EST, MONDAY, NOVEMBER 30, 2015 OTHERWISE CELGENE RESERVES THE RIGHT TO RE-EVALUATE THE TERMS OF THIS AMENDMENT, INCLUDING BUT NOT LIMITED TO DECLARING THIS AMENDMENT NULL AND VOID.

CELGENE CORPORATION		DIPLOMAT PHARMACY INC
DBA DIPLOMAT SPECIALTY PHARMACY

By:	/s/ JAMES KILGALLON	By:	/s/ RYAN RUZZICONI
Name:	James Kilgallon	Name:	Ryan Ruzziconi
Title:	Sr. Director, Pricing & Contracting	Title:	VP & General Counsel
Date:	10/19/2015	Date:	9/29/15